SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS AND PROSPECTUS

DWS Emerging Markets Fixed Income Fund

The following changes are effective on or about July 18, 2025:
The following disclosure replaces the existing similar disclosure contained under the “PRINCIPAL INVESTMENT STRATEGIES” section of the fund’s summary prospectus and under the “PRINCIPAL INVESTMENT STRATEGIES” section of the summary section and in the “FUND DETAILS” section of the fund's prospectus.
Management process. Portfolio management utilizes a top-down and bottom-up approach in management of the fund. The bottom-up approach uses a relative value strategy that seeks to identify the most attractive issuers from a risk and return standpoint. Top-down, portfolio management seeks to manage the fund’s duration (a measure of sensitivity to interest rate movements) and overall risk relative to the JP Morgan EMBI Global Diversified ex-CCC Index. Portfolio management typically considers a number of factors, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics and changes in supply and demand within global bond markets. Portfolio management generally considers environmental, social and governance (ESG) factors, that it believes to be financially material, in its fundamental analysis. In evaluating ESG issues, portfolio management refers to internal securities specific ESG ratings, internal and external ESG research and other factors.
The following information replaces the existing similar disclosure contained under the “AVERAGE ANNUAL TOTAL RETURNS” sub-heading of the “PAST PERFORMANCE” section of the fund’s summary prospectus and under the “AVERAGE ANNUAL TOTAL RETURNS” sub-heading of the “PAST PERFORMANCE” section of the summary section of the fund’s prospectus.
Average Annual Total Returns
(For periods ended 12/31/2024 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	6/18/2001	5.63	-0.64	1.36
After tax on distribu- tions		2.96	-2.86	-0.64
After tax on distribu- tions and sale of fund shares		3.31	-1.45	0.15
INST Class before tax	3/3/2008	11.05	0.52	2.12
Class S before tax	12/31/1993	10.89	0.50	2.08
Bloomberg Global Aggregate Index (reflects no deduction for fees, expenses or taxes)		-1.69	-1.96	0.15
JP Morgan EMBI Global Diversified Index (reflects no deduction for fees, expenses or taxes)		6.54	0.12	3.13
JP Morgan EMBI Global Diversified ex-CCC Index (reflects no deduc- tion for fees, expenses or taxes)		2.09	-0.67	2.59
The Bloomberg Global Aggregate Index replaced the JP Morgan EMBI Global Diversified Index as the fund’s broad-based index in compliance with updated regulatory requirements. The JP Morgan EMBI Global Diversified ex-CCC Index replaces the JP Morgan EMBI Global Diversified Index as the fund's secondary benchmark index because the Advisor believes
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the JP Morgan EMBI Global Diversified ex-CCC Index is a more narrowly based index that better reflects the market sector in which the fund invests.
The following information replaces the existing similar disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund's summary prospectus and the summary section of the fund’s prospectus.
Stephan Schumann, Director and Senior Portfolio Manager Fixed Income. Lead Portfolio Manager of the fund. Began managing the fund in 2025.
Nicolas Schlotthauer, CEFA, Managing Director and Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2017.
Roland Gabert, Vice President and Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2018.
The following information replaces the existing similar disclosure contained under the “MANAGEMENT” heading in the “FUND DETAILS” section of the fund’s prospectus.
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Stephan Schumann, Director and Senior Portfolio Manager Fixed Income. Lead Portfolio Manager of the fund. Began managing the fund in 2025.
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Senior Portfolio Manager – Fixed Income: Frankfurt.
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Joined DWS in 2008 with eight years of industry experience. He is currently a lead portfolio manager for benchmark oriented emerging market sovereign strategies. Prior to his current role, he served as a Senior Portfolio Manager for Global Fixed Income and Head of the Cash CDO Business. Previously, he served as Head of Structured Credit and as Portfolio Manager for Corporate Bonds at Deka Investment GmbH.
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Master's Degree in Economics (“Diplom-Volkswirt”) from University of Freiburg; CFA Charterholder; Certified European Financial Analyst.
Nicolas Schlotthauer, CEFA, Managing Director and Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2017.
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Joined DWS in 2004 with four years of industry experience. Prior to joining, he served as a Currency Strategist at Deka Investments. Previously, he worked as a Senior Economist for Emerging Markets at DekaBank.
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Senior Emerging Markets Fixed Income Portfolio Manager: Frankfurt.
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Master's Degree (“Diplom-Volkswirt”) and PhD (“Dr. rer.pol.”) in Economics, Julius Maximilian University of Wuerzburg.
Roland Gabert, Vice President and Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2018.
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Joined DWS in 2007. Prior to his current role, he served as a member of the currency team, with focus on emerging markets currencies. Before joining, he worked as an equity trader in international execution at BHF-Bank.
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Emerging Markets Fixed Income Portfolio Manager: Frankfurt.
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Completed Bank Training Program (“Bankkaufmann”) at BHF-Bank; Master’s Degree (”Diplom-Betriebswirt“) and MSc in Business Economics, Frankfurt University of Applied Sciences.
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The following disclosure is added under the “ADDITIONAL INDEX INFORMATION” sub-section in Appendix A of the fund’s prospectus.
JP Morgan EMBI Global Diversified ex-CCC Index tracks the performance of external debt instruments (including US-dollar-denominated and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments) in the emerging markets. This index filters out all securities that lie below the threshold of B3 (or equivalent) across the three rating agencies, namely Moody’s, S&P and Fitch. The index considers the lowest of the three ratings.
Please Retain This Supplement for Future Reference
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